Exhibit 10.94

BILL OF SALE AND CONVEYANCE

STATE OF TEXAS	) (
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF SHACKELFORD	) (

That, for TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Comanche Energy, Inc., a Utah corporation hereinafter referred to as “Assignor”, whose address is P. O. Box 35286, Tulsa, Oklahoma 74153, hereby BARGAINS, SELLS, TRANSFERS, ASSIGNS and CONVEYS unto Eddie Edington, an individual, hereinafter referred to as “Assignee”, whose address is 32 S. Jacobs Street, Albany, Texas 76430, and to his successors and assigns, all of Assignor’s interest in the equipment, personal property, fixtures and improvements located on, used in connection with or appurtenant to the leases described in Exhibit “A”, including without limitation, the wells located on lease, and all the surface, wellhead and downhole equipment, tanks, pumps, tubing, casing, flowline, separators, treating facilities, and other equipment pertaining to said lease and lands. The equipment, personal property, and fixtures are transferred to Assignee “AS IS”, “WITH ALL FAULTS” AND IN THEIR PRESENT STATE OF CONDITION AND REPAIR AND ASSIGNOR EXPRESSLY NEGATES ANY IMPLIED WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, with respect to said interests in equipment, personal property and fixtures.

This instrument is executed this 31st day of October, 2000, but to be effective as of September 1st, 2000, at 7:00 a.m.

/s/ Frank W. Cole
Comanche Energy, Inc. Frank W Cole, Vice Chairman “ASSIGNOR”

BY
Eddie Edington “ASSIGNEE”

STATE OF TEXAS

COUNTY OF DALLAS

This instrument was acknowledged before me on this the 31st day of October, 2000, by Frank W Cole, Vice Chairman of Comanche Energy, Inc, a Utah Corporation, on behalf of said corporation.

/s/ Sandra Ann Mitchell
Notary Public, State of Texas

Bill of Sale Page 2

STATE OF TEXAS

COUNTY OF SHACKELFORD

This instrument was acknowledged before me on this the          day of November, 2000, by Eddie Edington.

Notary Public, State of Texas

EXHIBIT “A”

TO

BILL OF SALE AND CONVEYANCE.

Re: M.Diller “T” 563; 40.45 acres of land out of the North corner of T.E. & L. Co. Survey No.563, described as follows: BEGINNING at the North corner of said Survey No. 563; THENCE South 45 degrees E. 1376.7 feet with the NE line of said Survey No. 563; THENCE South 45 degrees W. 1280 feet along a line parallel with the NW line of said Survey No. 563; THENCE North 45 degrees W. 1376.7 feet along a line parallel with the NE line of said Survey, to a point in the NW line of said Survey No. 563; THENCE N 45 degrees E. 1280 feet with the Northwest line of said Survey No. 563, to Place of BEGINNING, from the surface of the ground to a depth of 1500 feet below the surface, but not below said depth.